Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

December 31, 2009

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (and December 31, 2009 when available) and the Current Report on Form 8-K dated July 2, 2009 filed to show the effects of the retrospective application of certain accounting pronouncements that became effective January 1, 2009.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of December 31, 2009	8
Leasing Activity	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	16
Future Scheduled Principal Payments	18
Senior Unsecured Notes Financial Covenants	18

Investor Information	19

Geographic Diversification

As of December 31, 2009
State	# of Centers	GLA	% of GLA
South Carolina	4	1,549,824	17%
Georgia	3	850,130	9%
New York	1	729,315	8%
Pennsylvania	2	625,678	7%
Texas	2	619,729	7%
Delaware	1	568,868	6%
Alabama	1	557,235	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	4%
Missouri	1	302,992	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	250,439	3%
New Hampshire	1	245,698	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	31	9,216,016	100%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement.  Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 12/31/09	% Occupied 12/31/09		% Occupied 9/30/09		% Occupied 6/30/09		% Occupied 3/31/09		% Occupied 12/31/08
Riverhead, NY	729,315	99%		99%		98%		97%		98%
Rehoboth, DE	568,868	99%		99%		99%		97%		100%
Foley, AL	557,235	91%		91%		91%		91%		93%
San Marcos, TX	441,929	100%		100%		99%		97%		99%
Myrtle Beach Hwy 501, SC	426,417	90%		90%		88%		86%		92%
Sevierville, TN	419,038	100%		100%		100%		98%		100%
Myrtle Beach Hwy 17, SC (2)	402,466	100%		100%		99%		97%		100%
Washington, PA	370,526	88%		88%		86%		82%		85%
Commerce II, GA	370,512	97%		96%		95%		93%		96%
Hilton Head, SC	368,626	89%		90%		85%		85%		88%
Charleston, SC	352,315	98%		96%		95%		91%		97%
Howell, MI	324,631	95%		95%		94%		94%		98%
Branson, MO	302,992	100%		100%		100%		98%		100%
Park City, UT	298,379	100%		100%		99%		99%		100%
Locust Grove, GA	293,868	100%		100%		97%		95%		99%
Westbrook, CT	291,051	95%		97%		91%		94%		99%
Gonzales, LA	282,403	100%		99%		100%		99%		100%
Williamsburg, IA	277,230	95%		94%		96%		91%		99%
Lincoln City, OR	270,280	99%		100%		99%		94%		98%
Lancaster, PA	255,152	100%		99%		97%		97%		100%
Tuscola, IL	250,439	82%		81%		79%		78%		83%
Tilton, NH	245,698	100%		99%		97%		96%		100%
Fort Myers, FL	198,950	92%		89%		92%		95%		96%
Commerce I, GA	185,750	61%		58%		63%		58%		74%
Terrell, TX	177,800	98%		94%		94%		94%		100%
Barstow, CA	171,300	100%		100%		100%		100%		100%
West Branch, MI	112,120	96%		96%		96%		96%		100%
Blowing Rock, NC	104,235	100%		100%		100%		100%		100%
Nags Head, NC	82,178	97%		97%		97%		97%		97%
Kittery I, ME	59,694	100%		100%		100%		100%		100%
Kittery II, ME	24,619	100%		100%		100%		100%		100%
Total	9,216,016	96	% (1)	96	% (1)	95	% (1)	94	% (1)	97	% (1) (2)

Unconsolidated joint ventures
Deer Park, NY (3)	684,851	81%	80%	80%	78%	78%
Wisconsin Dells, WI	265,061	97%	98%	98%	97%	100%

(1)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.
(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.

(3)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Portfolio Occupancy at the End of Each Period (1)

  96%     96%      95%     94%     97%      97%      96%      95%     98%
12/09 (3)    09/09 (3)     06/09(3)    03/09 (3)    12/08 (3)    09/08 (2)(3)    06/08 (2)    03/08 (2)    12/07 (2)

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned

(3)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of December 31, 2009
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	73	776,530	8.4%
Phillips-Van Heusen	89	426,398	4.6%
Dress Barn, Inc.	57	343,106	3.7%
Nike	27	313,660	3.4%
VF Outlet, Inc.	32	304,957	3.3%
Adidas	34	290,124	3.2%
Liz Claiborne	34	269,390	2.9%
Carter’s	47	229,505	2.5%
Jones Retail Corporation	73	203,071	2.2%
Polo Ralph Lauren	23	197,669	2.2%
Total of All Listed Above	489	3,354,410	36.4%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Lease Expirations as of December 31, 2009

Percentage of Total Gross Leasable Area (1)

  2010     2011      2012     2013     2014     2015     2016     2017     2018     2019       2020+
14.00%    18.00%          18.00%    18.00%    12.00%      5.00%       3.00%      4.00%      3.00%       3.00%    2.00%

Percentage of Total Annualized Base Rent (1)

  2010     2011      2012     2013     2014     2015     2016     2017     2018     2019       2020+
12.00%    16.00%          17.00%    19.00%    12.00%      5.00%       4.00%      4.00%      5.00%       4.00%    2.00%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Leasing Activity (1)
	03/31/09	06/30/09	09/30/09	12/31/09	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	48	18	15	7	88	124
Gross leasable area	179,661	47,725	60,671	17,177	305,234	492,234
New initial base rent per square foot	$25.04	$24.60	$18.13	$19.99	$23.31	$24.48
Prior expiring base rent per square foot	$18.95	$22.90	$17.00	$19.82	$19.23	$18.39
Percent increase	32.1%	7.4%	6.6%	0.9%	21.2%	33.1%

New straight line base rent per square foot	$26.38	$26.47	$19.00	$21.63	$24.66	$25.97
Prior straight line base rent per square foot	$18.51	$22.80	$16.72	$18.71	$18.83	$18.03
Percent increase	42.5%	16.1%	13.6%	15.6%	30.9%	44.1%

Renewed Space:
Number of leases	162	50	18	41	271	253
Gross leasable area	806,051	226,250	81,078	104,840	1,218,219	1,102,954
New initial base rent per square foot	$18.05	$17.16	$15.89	$21.91	$18.07	$19.69
Prior expiring base rent per square foot	$16.20	$17.26	$17.27	$21.84	$16.96	$17.33
Percent increase	11.4%	-0.6%	-8.0%	0.3%	6.6%	13.6%

New straight line base rent per square foot	$18.42	$17.39	$15.89	$22.71	$18.43	$20.31
Prior straight line base rent per square foot	$16.08	$17.09	$17.22	$21.39	$16.80	$17.29
Percent increase	14.5%	1.8%	-7.7%	6.2%	9.7%	17.5%

Total Re-tenanted and Renewed Space:
Number of leases	210	68	33	48	359	377
Gross leasable area	985,712	273,975	141,749	122,017	1,523,453	1,595,188
New initial base rent per square foot	$19.32	$18.46	$16.85	$21.64	$19.12	$21.17
Prior expiring base rent per square foot	$16.70	$18.24	$17.16	$21.56	$17.41	$17.66
Percent increase	15.7%	1.2%	-1.8%	0.4%	9.8%	19.9%

New straight line base rent per square foot	$19.87	$18.97	$17.22	$22.56	$19.68	$22.06
Prior straight line base rent per square foot	$16.52	$18.08	$17.00	$21.01	$17.21	$17.52
Percent increase	20.3%	4.9%	1.3%	7.3%	14.3%	25.9%

(1)
Excludes one 265,061 square foot center in Wisconsin Dells, WI, of which Tanger owns a 50% interest through a joint venture arrangement.  Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Assets
Rental property
Land	$143,933	$135,605	$135,708	$135,710	$135,689
Buildings	1,352,568	1,349,310	1,343,854	1,348,211	1,260,243
Construction in progress	11,369	---	---	4,805	3,823
Total rental property	1,507,870	1,484,915	1,479,562	1,488,726	1,399,755
Accumulated depreciation	(412,530)	(396,508)	(379,412)	(374,541)	(359,301)
Total rental property – net	1,095,340	1,088,407	1,100,150	1,114,185	1,040,454
Cash & cash equivalents	3,267	4,401	5,150	3,101	4,977
Investments in unconsolidated joint ventures	9,054	9,569	9,808	9,773	9,496
Deferred charges – net	38,867	41,572	43,746	48,294	37,750
Other assets	32,333	32,646	31,771	34,010	29,248
Total assets	$1,178,861	$1,176,595	$1,190,625	$1,209,363	$1,121,925
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$256,352	$256,293	$256,235	$391,133	$390,363
Unsecured term loan	235,000	235,000	235,000	235,000	235,000
Mortgages payable, net of discount	35,559	35,246	34,938	34,634	---
Unsecured lines of credit	57,700	54,000	188,250	188,400	161,500
Total debt	584,611	580,539	714,423	849,167	786,863
Construction trade payables	14,194	7,957	6,327	9,070	11,968
Accounts payable & accruals	31,916	34,235	25,103	27,777	26,277
Other liabilities	27,077	28,864	32,152	33,868	30,914
Total liabilities	657,798	651,595	778,005	919,882	856,022
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	403	403	368	319	317
Paid in capital	596,074	595,240	482,532	372,762	371,190
Distributions in excess of net income	(202,997)	(197,725)	(186,202)	(184,349)	(201,679)
Accum. other comprehensive loss	(5,809)	(6,824)	(6,879)	(8,533)	(9,617)
Total Tanger Factory Outlet Centers, Inc. equity	462,671	466,094	364,819	255,199	235,211
Noncontrolling interest	58,392	58,906	47,801	34,282	30,692
Total equity	521,063	525,000	412,620	289,481	265,903
Total liabilities and equity	$1,178,861	$1,176,595	$1,190,625	$1,209,363	$1,121,925

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	12/09	09/09	06/09	03/09	12/08	12/09	12/08
Revenues
Base rentals	$ 44,405	$ 44,160	$ 43,425	$ 42,927	$ 42,694	$ 174,917	$ 159,068
Percentage rentals	3,111	1,442	940	1,308	2,949	6,801	7,058
Expense reimbursements	22,027	19,069	18,374	19,219	20,557	78,689	72,004
Other income	2,000	5,646	1,928	1,704	2,137	11,278	7,261
Total revenues	71,543	70,317	64,667	65,158	68,337	271,685	245,391
Expenses
Property operating	23,982	21,353	20,794	21,748	21,139	87,877	77,974
General & administrative	5,066	5,467	5,820	5,935	5,099	22,288	22,264
Executive severance	---	10,296	---	---	---	10,296	---
Depreciation & amortization	20,239	20,213	19,652	20,397	16,736	80,501	62,329
Impairment charge	---	---	5,200	---	---	5,200	---
Abandoned due diligence costs	797	---	---	---	3,336	797	3,923
Total expenses	50,084	57,329	51,466	48,080	46,310	206,959	166,490
Operating income	21,459	12,988	13,201	17,078	22,027	64,726	78,901
Interest expense	(8,217)	(8,692)	(9,564)	(11,210)	(10,972)	(37,683)	(41,125)
Gain on early extinguishment of debt	---	---	10,467	---	---	10,467	---
Gain on fair value measurement of
previously held interest in acquired
joint venture	---	---	---	31,497	---	31,497	---
Loss on settlement of US treasury rate locks	---	---	---	---	---	---	(8,910)
Income before equity in earnings (losses) of unconsolidated joint ventures	13,242	4,296	14,104	37,365	11,055	69,007	28,866
Equity in earnings (losses) of unconsolidated joint ventures	(166)	68	(517)	(897)	(696)	(1,512)	852
Net income	13,076	4,364	13,587	36,468	10,359	67,495	29,718
Non-controlling interest	(1,538)	(407)	(1,833)	(5,698)	(1,459)	(9,476)	(3,932)
Net income attributable to the Company	11,538	3,957	11,754	30,770	8,900	58,019	25,786
Less applicable preferred share dividends	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(5,625)	(5,625)
Allocation to participating securities	(121)	(207)	(179)	(437)	(195)	(701)	(724)
Net income available to common shareholders	$ 10,011	$ 2,344	$ 10,168	$ 28,927	$ 7,299	$ 51,693	$ 19,437
Basic earnings per common share:
Income from continuing operations	$ .25	$ .06	$ .30	$ .93	$ .23	$ 1.44	$ .63
Net income	$ .25	$ .06	$ .30	$ .93	$ .23	$ 1.44	$ .63
Diluted earnings per common share:
Income from continuing operations	$ .25	$ .06	$ .30	$ .92	$ .23	$ 1.44	$ .62
Net income	$ .25	$ .06	$ .30	$ .92	$ .23	$ 1.44	$ .62
Weighted average common shares:
Basic	39,958	38,063	34,249	31,269	31,160	35,916	31,084
Diluted	40,043	38,145	34,327	31,350	31,257	36,012	31,220

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	12/09	09/09	06/09	03/09	12/08	12/09	12/08
Funds from operations:
Net income	$ 13,076	$ 4,364	$ 13,587	$ 36,468	$ 10,359	$ 67,495	$ 29,718
Adjusted for -
Depreciation and amortization uniquely significant to real estate – wholly-owned	20,112	20,088	19,530	20,278	16,630	80,008	61,965
Depreciation and amortization uniquely significant to real estate – joint ventures	1,231	1,239	1,223	1,166	1,227	4,859	3,165
(Gain) on fair value measurement of previously held interest in acquired joint venture	--	--	--	(31,497)	--	(31,497)	--
Funds from operations	34,419	25,691	34,340	26,415	28,216	120,865	94,848
Preferred share dividends	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(5,625)	(5,625)
Allocation to participating securities	(225)	(302)	(452)	(306)	(361)	(1,282)	(1,157)
Funds from operations available to common shareholders	$ 32,788	$ 23,983	$ 32,481	$ 24,703	$ 26,449	$113,958	$ 88,066
Funds from operations per share	$.71	$.54	$.80	$.66	$.71	$2.71	$2.36
Funds available for distribution to common shareholders:
Funds from operations	$ 32,788	$ 23,983	$ 32,481	$ 24,703	$ 26,449	$113,958	$ 88,066
Adjusted for -
Corporate depreciation excluded above	127	125	122	119	106	493	364
Amortization of finance costs	341	348	357	465	474	1,511	1,632
Amortization of net debt discount premium	(79)	(21)	(76)	1,070	758	894	1,919
Gain on early extinguishment of debt	--	--	(10,467)	--	--	(10,467)	--
Impairment charge	--	--	5,200	--	--	5,200	--
Loss on termination of US treasury lock derivatives	--	--	--	--	--	--	8,910
Amortization of share compensation	829	8,080	1,592	1,297	1,368	11,798	5,392
Straight line rent adjustment	(287)	(421)	(757)	(777)	(499)	(2,242)	(3,195)
Market rent adjustment	(226)	(223)	(121)	78	(128)	(492)	(356)
2nd generation tenant allowances	(1,652)	(807)	(2,834)	(2,371)	(3,042)	(7,664)	(13,008)
Capital improvements	(1,011)	(2,008)	(3,107)	(2,761)	(6,736)	(8,887)	(30,847)
Funds available for distribution	$ 30,830	$ 29,056	$ 22,390	$ 21,823	$ 18,750	$104,102	$ 58,877
Funds available for distribution per share	$ .67	$ .66	$ .55	$ .58	$ .50	$ 2.47	$ 1.58
Dividends paid per share	$ .3825	$. 3825	$ .3825	$ .38	$ 38	$1.5275	$ 1.50
FFO payout ratio	54%	71%	48%	58%	54%	56%	64%
FAD payout ratio	57%	58%	70%	66%	76%	62%	95%
Diluted weighted average common shs.	46,110	44,212	40,394	37,417	37,324	42,079	37,287

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	Tanger’s Share as of 12/31/09
Assets
Investment properties at cost – net	$294,857	$294,220	$291,166	$288,951	$323,546	$103,662
Cash and cash equivalents	8,070	8,151	5,880	13,195	5,359	3,453
Deferred charges – net	5,450	5,438	5,685	6,307	7,025	1,905
Other assets	5,610	5,302	4,549	4,399	6,324	1,956
Total assets	$313,987	$313,111	$307,280	$312,852	$342,254	$110,976

Liabilities & Owners’ Equity
Mortgage payable	$292,468	$292,468	$288,169	$288,169	$303,419	$101,698
Construction trade payables	3,647	2,523	1,651	3,356	13,641	1,235
Accounts payable & other liabilities	3,826	2,841	1,825	6,998	9,479	1,422
Total liabilities	299,941	297,832	291,645	298,523	326,539	104,355
Owners’ equity	14,046	15,279	15,635	14,329	15,715	6,621
Total liabilities & owners’ equity	$313,987	$313,111	$307,280	$312,852	$342,254	$110,976

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/09	09/09	06/09	03/09	12/08	12/09	12/08
Revenues	$9,374	$9,152	$8,431	$8,524	$10,573	$35,481	$25,943
Expenses
Property operating	4,682	4,103	3,611	4,247	6,679	16,643	12,329
General & administrative	444	111	117	189	403	861	591
Depreciation & amortization	3,460	3,427	3,358	3,174	3,022	13,419	7,013
Total expenses	8,586	7,641	7,086	7,610	10,104	30,923	19,933
Operating income	788	1,511	1,345	914	469	4,558	6,010
Interest expense	1,550	1,553	3,079	3,731	3,414	9,913	6,006
Net income (loss)	$ (762)	$ (42)	$(1,734)	$(2,817)	$(2,945)	$(5,355)	$ 4
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,603	$ 1,845	$ 1,751	$ 1,534	$ 1,808	$ 6,733	$6,583
Net income	$ (166)	$ 68	$ (517)	$ (897)	$ (696)	$(1,512)	$ 852
Depreciation (real estate related)	$ 1,231	$ 1,239	$ 1,223	$ 1,166	$ 1,227	$ 4,859	$3,165

 Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08	Tanger’s Share as of 12/31/09
Assets
Investment properties at cost - net	$32,108	$32,598	$33,165	$33,718	$34,068	$16,054
Cash and cash equivalents	4,549	3,846	3,312	2,436	2,352	2,275
Deferred charges – net	529	390	444	493	528	265
Other assets	514	522	527	589	533	257
Total assets	$37,700	$37,356	$37,448	$37,236	$37,481	$18,851

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	116	39	199	199	199	58
Accounts payable & other liabilities	876	696	787	654	816	439
Total liabilities	26,242	25,985	26,236	26,103	26,265	13,122
Owners’ equity	11,458	11,371	11,212	11,133	11,216	5,729
Total liabilities & owners’ equity	$37,700	$37,356	$37,448	$37,236	$37,481	$18,851

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/09	09/09	06/09	03/09	12/08	12/09	12/08
Revenues	$1,757	$1,780	$1,785	$1,771	$2,644	$7,093	$8,190
Expenses
Property operating	629	590	661	685	694	2,565	2,603
General & administrative	1	4	13	3	6	21	17
Depreciation & amortization	612	615	613	613	615	2,453	2,438
Total expenses	1,242	1,209	1,287	1,301	1,315	5,039	5,058
Operating income	515	571	498	470	1,329	2,054	3,132
Interest expense	128	112	118	134	272	492	1,148
Net income	$ 387	$ 459	$ 380	$ 336	$1,057	$ 1,562	$1,984
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 563	$ 593	$ 556	$ 541	$ 971	$2,253	$2,784
Net income	$ 203	$ 238	$ 201	$ 177	$ 538	$819	$1,033
Depreciation (real estate related)	$ 296	$ 299	$ 296	$ 297	$ 296	$1,188	$1,177

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08	Tanger’s Share as of 12/31/09
Assets
Investment properties at cost - net	$ 262,601	$ 261,474	$ 257,868	$255,174	$ 255,885	$ 87,534
Cash and cash equivalents	3,498	4,273	2,526	10,645	2,093	1,166
Deferred charges – net	4,921	5,048	5,241	5,814	5,895	1,640
Other assets	5,096	4,780	4,022	3,810	3,632	1,699
Total assets	$276,116	$275,575	$269,657	$275,443	$267,505	$ 92,039

Liabilities & Owners’ Equity
Mortgage payable	$267,218	$267,218	$262,919	$262,919	$242,369	$ 89,073
Construction trade payables	3,531	2,484	1,452	3,157	13,182	1,177
Accounts payable & other liabilities	2,950	2,136	1,034	6,344	6,414	983
Total liabilities	273,699	271,838	265,405	272,420	261,965	91,233
Owners’ equity	2,417	3,737	4,252	3,023	5,540	806
Total liabilities & owners’ equity	$276,116	$275,575	$269,657	$275,443	$267,505	$ 92,039

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/09	09/09	06/09	03/09	12/08	12/09	12/08
Revenues	$7,617	$7,372	$6,646	$6,753	$4,855	$28,388	$ 5,368
Expenses
Property operating	4,053	3,513	2,950	3,562	4,852	14,078	5,280
General & administrative	443	107	104	186	376	840	515
Depreciation & amortization	2,868	2,807	2,727	2,539	1,652	10,941	1,676
Total expenses	7,364	6,427	5,781	6,287	6,880	25,859	7,471
Operating income	253	945	865	466	(2,025)	2,529	(2,103)
Interest expense	1,422	1,441	2,961	3,597	2,588	9,421	2,624
Net income (loss)	$(1,169)	$(496)	$(2,096)	$(3,131)	$(4,613)	$(6,892)	$(4,727)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,040	$ 1,252	$ 1,196	$ 1,002	$ (123)	$ 4,490	$ (141)
Net income (loss)	$ (370)	$ (169)	$ (718)	$(1,065)	$(1,540)	$(2,322)	$ (1,578)
Depreciation (real estate related)	$ 936	$ 941	$ 927	$ 869	$ 554	$ 3,672	$ 562

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2009
	Principal Balance	Interest Rate	Maturity Date
Secured debt:
Myrtle Beach Hwy 17 mortgage (1)	$ 35,800	Libor + 1.40%	4/7/10
Unsecured debt:
Unsecured term loan credit facility (2)	235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities (3)	57,700	Libor + 0.60 – 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes (4)	7,210	3.75%	8/18/11
Net debt discounts	(1,099)
Total consolidated debt	$584,611
Tanger’s share of unconsolidated JV debt:
Wisconsin Dells (5)	12,625	Libor + 3.00%	12/18/12
Deer Park (6)	89,073	Libor + 1.375 – 3.50%	5/17/11
Total Tanger’s share of unconsolidated JV debt	$101,698
(1)
In January 2009, we acquired the remaining 50% interest in the Myrtle Beach Hwy 17 joint venture, assuming an existing $35.8 million mortgage on the property and an existing interest rate swap agreement for a notional amount of $35.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $35.8 million outstanding mortgage completed in April 2005.  The swap fixed the one month LIBOR rate at 4.59%.  This swap, combined with the current spread of 140 basis points on the mortgage, fixes the interest on $35.0 million of variable rate debt at 5.99% until March 15, 2010.  The debt assumed was recorded at fair value, resulting in the recognition of a debt discount of $1.5 million at acquisition based on a market interest rate of 5.3%.  The fair value of the swap at acquisition was recorded in other liabilities totaling $1.7 million.  Both the debt discount and the fair value of the swap are being amortized to interest expense over the remaining term of the loan and are expected to have offsetting effects on interest expense.

(2)
In July and September 2008, we entered into LIBOR based interest rate swap agreements on notional amounts of $118.0 million and $117.0 million, respectively.  The purpose of the swaps was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swaps fixed the one month LIBOR rate at 3.605 and 3.70%, respectively.  When combined with the current spread of 160 basis points on the term loan facility, which can vary based on our credit rating, these swap agreements fix our interest rate on $235.0 million of variable rate debt at 5.25% until April 1, 2011.

(3)	The Company has five lines of credit with a borrowing capacity totaling $325.0 million, of which $285.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.

(4)
On January 1, 2009, we retrospectively adopted new guidance related to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement).  This new guidance required us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006.  As a result of this adoption, we recorded an initial debt discount of $15.0 million based on a market interest rate of 6.11%.  Retrospective treatment means that prior periods have been restated.  On May 8, 2009, we closed on an offer to exchange common shares for any and all the outstanding exchangeable notes, resulting in the retirement of $142.3 million principal amount of the notes for approximately 4.9 million common shares of the company.  At December 31, 2009, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $260,000.  Our exchangeable notes issued during 2006 mature in 2026.  They are displayed in the above table with a 2011 maturity date as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.

(5)	In December 2009, we closed on the refinancing of the Tanger Wisconsin Dells mortgage loan. The new loan has a term of three years with an interest rate of LIBOR plus 300 basis points.

(6)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option.  The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points.   As of December 31, 2009, the outstanding principle balances of the senior and mezzanine loans were $252.2 million and $15.0 million, respectively, and $16.8 million was available for funding of additional construction draw requests under the senior loan facility.  In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009.  The derivative contract puts a cap of 4% on the LIBOR index and expires on April 1, 2011.  In June 2008, the joint venture entered into an interest-only mortgage loan agreement with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011.  As of December 31, 2009, the outstanding principle balance under this mortgage was $2.3 million.

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2009
Year	Tanger Consolidated Payments	Tanger’s Share of Unconsolidated JV Payments	Total Scheduled Payments
2010	$ 35,800	$ ---	$ 35,800
2011 (1)	299,910	89,073	388,983
2012	---	12,625	12,625
2013	---	---	--
2014	---	---	--
2015	250,000	---	250,000
2016	---	---	---
2017	---	---	---
2018	---	---	---
2019 & thereafter	---	---	---
	$585,710	$101,698	$687,408
Net Discount on Debt	(1,099)	---	(1,099)
	$584,611	$101,698	$686,309

Senior Unsecured Notes Financial Covenants (2)

As of December 31, 2009
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	36%	Yes
Total Secured Debt to Adjusted Total Assets	40%	2%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	278%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	4.28	Yes
(1)
Included in this amount is $7.2 million which represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.  The notes are shown with a 2011 maturity as this is the first date that the noteholders can require us to repurchase the notes without the occurrence of specified events.

(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408